                                                                    Exhibit 10.1


                                 AMENDMENT NO. 4


                  AMENDMENT NO. 4 dated as of March 29, 2002, among STUDENT ADVANTAGE, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and RESERVOIR CAPITAL PARTNERS, L.P., a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Loan Agreement dated as of June 25, 2001 (as modified and supplemented and in effect on the date hereof, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower in an aggregate principal amount not exceeding $15,200,000. The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Loan Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Loan Agreement are used herein as defined therein. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Loan Agreement as amended hereby.

                  Section 2. Repayment. As soon as possible after July 1, 2002 (and in any event by August 1, 2002), and again on September 1, 2002, the Borrower shall repay to the Lenders $1,250,000 aggregate principal of Term Loans (reduced by any prepayments pursuant to the preceding sentence) plus accrued interest. The following proviso shall be added at the end of the first sentence of Section 2.07(d): "provided, that failure to pay the amounts set forth in clause (i) shall in no case represent an Event of Default before January 1, 2003."

                  Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article IV of the Loan Agreement and Section 3 of the Warrant Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV and Section 3 to "this Agreement" included reference to this Amendment No. 4, except as to subsequent issuances of warrants to Lender, stock options to employees and consultants of the Borrower, and the capital stock (section 4.14 of the Loan Agreement) and acquisition and disposition transactions assented to previously by the Administrative Agent in writing.

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                  Section 4. Conditions Precedent. This Amendment No. 4 shall become effective as of the date hereof once it has been executed and delivered by each of the parties hereto.

                  Section 5. Documents. Prior to execution, the Administrative Agent has received the following documents:

                  (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Effective Date pursuant to the Loan Agreement) and of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 4 and the Loan Agreement as amended hereby and the loans under the Loan Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Loan Agreement as amended hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

                  (2) Opinion of Counsel to the Obligors. An opinion of Hale and Dorr LLP, counsel to the Obligors (each Obligor having instructed such counsel to deliver such opinion to the Lenders and the Administrative Agent).

                  (3) Other Documents. Such other documents as the Administrative Agent or any Lender or special counsel to the Lenders has reasonably requested.

                  Section 6. Consideration. The Term Warrants with a Commencement Date of June 25, 2002 are hereby amended to delete therefrom the entire second paragraph thereof (relating to adjustment of the number of shares subject to said warrant) with the exception of the first two sentences thereof and to provide that if there are any amounts due under the Term Loans on June 25, 2002, then all of the Stock Units subject to said warrant (but in any event at least the original number of Stock Units for which such Warrants are exercisable) can be purchased. If, however, the Term Loans have been repaid in full as of June 25, 2002, then said Term Warrants will be cancelled. If the Administrative Agent so requests, the Borrower will issue replacement Warrants reflecting the provisions of this Section.


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                  Section 7. Miscellaneous. Except as herein provided, the Loan
Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York. To the extent that any of the Loan Documents, the Warrant Agreement or any of the Warrants refers to the Loan Agreement, such reference shall mean the Loan Agreement as amended hereby.


                            [Signature pages follow.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 4 to be duly executed by their respective authorized officers as of the day and year first above written.


                                       STUDENT ADVANTAGE, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                       SUBSIDIARY GUARANTORS

                                       COLLEGE411.COM, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       STUDENT ADVANTAGE SECURITIES CORPORATION



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       SCHOLARAID.COM, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       LENDERS

                                       RESERVOIR CAPITAL PARTNERS, L.P.,
                                            individually and as Administrative
                                            Agent

                                       By:  Reservoir Capital Group, L.L.C.,
                                            General Partner


                                       By:  /s/ Daniel H. Stern
                                            -----------------------------------
                                            Name:  Daniel H. Stern
                                            Title: President

                                       RESERVOIR CAPITAL ASSOCIATES L.P.

                                       By:  Reservoir Capital Group, L.L.C.,
                                            General Partner



                                       By:  /s/ Daniel H. Stern
                                            -----------------------------------
                                            Name:  Daniel H. Stern
                                            Title: President

                                       RESERVOIR CAPITAL MASTER FUND L.P.

                                       By:  Reservoir Capital Group, L.L.C.,
                                            General Partner



                                       By:  /s/ Daniel H. Stern
                                            -----------------------------------
                                            Name:  Daniel H. Stern
                                            Title: President


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